UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22572

Total Income+ Real Estate Fund

(Exact name of registrant as specified in charter)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

              (Name and address of agent for service)

Registrant's telephone number, including area code:

1- 888-459-1059

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2013

Investor Information: 1-888-459-1059

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

GRAND LUX CAFE

Total Income+
REAL ESTATE FUND™

2013 ANNUAL REPORT

Letter from the TI+ Portfolio Managers

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019
877.826.BLUE (2583) | WWW.BLUEROCKRE.COM

To Our Valued Shareholders —

On October 22nd, 2013, the Total Income+ Real Estate Fund ("TI+" or the "Fund") began its second year. We feel TI+'s inaugural year was a success, with Fund returns and distributions in line with our expectations. From inception through the last calendar quarter, ending 9.30.13, returns for Class A shares ranged from 11.50% (excluding sales load) to 5.07% (including maximum sales load)[1].

As the Advisor to the Fund, we believe we were able to deliver on all of our stated goals, including current income, capital appreciation, lower to moderate volatility and lower correlation to the broader markets.

We are proud to share these additional highlights with you:

» TI+ Highlights

+ **YEAR ONE RETURNS[2]:** In addition to the inception to last calendar quarter returns (listed above), we are also pleased to share the full calendar year returns with you. TI+ began trading on 10.22.12 and closed the first year on 10.21.13 with a return of 13.59% (excluding sales load) and 7.03% (with the highest possible sales load). Please note that for our first year only, the Advisor, and not the Fund, paid Fund expenses and waived management fees.

+ **DISTRIBUTIONS:** Beginning in the Fund's first full quarter, TI+ paid three, consecutive quarterly dividends. A portion of the distribution paid year-to-date was treated as return of capital.

+ **ASSETS UNDER MANAGEMENT:** At the end of year one, the Fund's AUM exceeded $37 million.

[1] As a result of the independent audit performed after the 9/30/13 reporting period, the returns for Class A shares are necessarily increased to 12.36% (excluding sales load) and to 5.88% (including maximum sales load) as reflected in the Fund's annual financial statements prepared in accordance with GAAP.

[2] The maximum sales charge for TIPRX is 5.75% and total annual operating expenses: 1.95%.
The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 30, 2015, to ensure that the net annual fund operating expenses will not exceed 1.95% for TIPRX, subject to possible recoupment from the Fund in future years. Please review the Fund's prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 888-459-1059.

This is an actively managed dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

Pictured above, left to right: 1. 600 N. Michigan Ave., Chicago, IL (Clarion Lion Properties Fund)
2. 1899 L Street, Washington D.C., (Blackrock Granite Fund) 3. Reserve at Lenox Park, Atlanta, GA (RREEF America REIT II)

Smart Investment Solutions

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

The Fund's results were derived largely from: modest overall economic improvement; rising commercial real estate values; our ability to access a portfolio of best-in-class, institutional private equity real estate investments for our investors via our partnership with the Fund's sub-advisor, Mercer; and our strategic, secondary allocation into multiple public securities. Today, the TI+ Fund is invested in the securities of BlackRock, Clarion, Principal, and RREEF, among others, allowing shareholders to hold similar investments as those held by some of the nation's largest institutions, endowments and pension plans.

YEAR ONE PERFORMANCE RELATIVE TO OBJECTIVES

In the first year of trading, we believe the Fund was able to meet each of its investment objectives.

+ **Current Income + Capital Appreciation:** In addition to regular quarterly dividends, a significant component of the Fund's total return through the end of the third quarter was attributable to capital appreciation, as targeted. Value increases in the underlying real estate contributed 9.28% of the total return of 11.50% (period ending 9/30/13)[3].
+ **Access to Top-Ranked Fund Managers:** The TI+ Fund benefited from its access to institutional real estate private equity investments otherwise unavailable to individuals, run by several of the nation's leading institutional real estate investment managers. At the close of year one, TI+ held investments in eight real estate private equity securities, including BlackRock, Clarion, Cornerstone, Principal, RREEF, and others, as well as two publicly-traded real estate securities.
+ **Ability to Invest Side-by-Side with Leading Institutions:** In keeping with our commitment, the TI+ Fund invested in private real estate securities held by some of the nation's highest profile institutions and endowments, including the New York State Teachers' Retirement System, Bank of America Pension Fund, Coca Cola Company Pension, Ford Pension Fund, CalSTRs, Cigna Pension Fund, AllState Investment Management, General Electric Pension Fund, Wells Fargo & Company Pension Plan, Texas Municipal Retirement System and Blue Cross & Blue Shield Association, among many others.

Continued on page 3

[3] As a result of the independent audit performed after the 9/30/13 reporting period, the returns for Class A shares are necessarily increased to 12.36% (excluding sales load) and to 5.88% (including maximum sales load) as reflected in the Fund's annual financial statements prepared in accordance with GAAP.

About the TI+ Fund

TI+ is a public interval fund offering investors a comprehensive real estate holding which seeks to provide a combination of current income, long-term capital appreciation and enhanced portfolio diversification with low to moderate volatility and low correlation to the broader equity and fixed income markets.

Transparency

Daily pricing at net asset value means the TI+ Fund can be tracked on a daily basis.

The Power of Two

BLUEROCK™ MERCER

Because performance can greatly depend on the quality of the fund managers selected, the TI+ Fund utilizes an exclusive partnership with Mercer Investment Management, Inc. Mercer is the world's leading advisor to endowments, pension funds, sovereign wealth funds and family offices globally, with over 3,000 clients worldwide, **and $6.6 trillion in assets under advisement.** Bluerock Fund Advisor and Mercer collaborate to choose investments deemed to be 'best-in-class.' Together, they evaluate a prospective investment's potential for generating sustainable, positive, risk-adjusted returns for TI+ Fund.

This is an actively managed dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

PAGE 2

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

YEAR ONE PERFORMANCE RELATIVE TO OBJECTIVES continued...

- **Lower to Moderate Volatility:** In its first year, TI+ achieved an annualized Sharpe Ratio of 5.15, more than double the S&P 500's annualized Sharpe Ratio of 2.06 for the same period. The Sharpe Ratio is an important measure of return relative to risk. Specifically, it gauges the level of return above the risk-free rate of return adjusted for volatility. Consistent with our objective, which seeks to maintain low to moderate volatility, the Fund earned a measurably higher return than the S&P 500 when taking volatility into account.

- **Lower Correlation to the Broader Markets:** During the Fund's first year of inception, there were 90 trading days in which the S&P 500 index closed down while the Fund's NAV was unchanged, or increased. In addition, an investment in 10-year U.S. Treasury bonds during the same period generated a negative total return as yields increased from 1.8% to 2.61%.

- **Diversification by Manager, Sector and Geography:** The Fund attempts to diversify across leading investment managers and further feels it has effectively delivered on its commitment to diversify by sector and geography. The Gross Asset Value of the underlying private real estate in which the Fund is invested exceeded $26 billion at the end of year one, encompassing more than 900 investments across the office, retail, multi-family, industrial, hospitality, and specialty property sectors throughout the United States.

REAL ESTATE OUTLOOK

In constructing the TI+ portfolio, we examine economic and industry trends and invest accordingly.

TI+ seeks to invest in securities which the Advisor feels are diversified by asset type and geography with the expectation to reduce exposure to economic fluctuations in a single sector or market. There are several factors influencing our outlook and investment choices, most importantly, long-term interest rates, which have risen recently in the midst of tapering talk from the Federal Reserve. However, the Fed has provided guidance they will continue asset purchases until stronger economic growth is evident.

Despite sequester cuts and tax increases, economic growth has remained slow and steady. Job growth has been positive, even if moderate, and there has been growth in retail sales, although forecasts are for a slower holiday season. Additionally, the overall inflation rate has remained low and is not forecasted to increase significantly in the near term.

We are particularly heartened to witness the ongoing recovery in the housing market, which is helping to bolster the greater financial system and consumer balance sheets. For these reasons and more, we expect the economy to continue strengthening in 2014.

A Positive Outlook

- U.S. remains in a low interest rate environment
- The housing sector appears to be recovering steadily
- Moderate job growth expected on the horizon
- Commercial property sales up 24% in the first half of 2013 (over the same period in 2012)

PAGE 3

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

Another significant trend our team is tracking is the improving commercial real estate market. Investor demand for commercial real estate has been strong with commercial property sales up 24% in the first half of 2013 compared to the same period in 2012[4]. User demand for space has also been improving.

- **Apartment Vacancies** are relatively low while renter demand has remained strong. Rental growth, however, appears to be decelerating as new supply starts come on line.
- **Retail Vacancies** are expected to slowly decline even with modest demand growth as there has been minimal new construction.
- **Office Vacancies** continue to decline, albiet slowly, as businesses hesitate on expansion.
- **Demand for Industrial Space** has been increasing, which could push rents higher as new supply has been limited.

In light of these improving fundamentals and strong investor demand, increases in the 10-year Treasury are forecast to have minimal impact on private real estate cap rates[5] over the near term. In fact, the spread between commercial real estate cap rates and the 10-year Treasury is still well above the long-term average, providing a cushion against the potential impact of rising interest rates.

We believe the TI+ Fund remains well positioned to capitalize on the strengthening economy and continuing recovery in the commercial real estate market.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman | Portfolio Co-managers, Total Income+ Real Estate Fund

[4] **Source:** Real Capital Analytics

[5] The cap rate is a measure of an investor's potential rate of return on real estate investment property based on the property's ability to generate income. It is calculated by dividing the income the property will generate (after fixed costs and variable costs) by the total value of the property.

PAGE 4

FUND HOLDINGS

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

As of 10.02.13, the Fund's Assets Under Management exceeded $37 million, and the Gross Asset Value of the underlying real estate in the securities in which the Fund is invested exceeded $26 billion, comprising more than 900 properties across the United States.

4%
7%
22%
1%
19%
14%
6%
3%
4%
9%
9%
2%

Investment Allocation

- Sentinel Real Estate Fund (19%)
- Principal Enhanced Property Fund (6%)
- Forward Select Income Fund (9%)
- Other (9%)
- Cash (2%)
- Stockbridge Smart Markets Fund (4%)
- Blackrock Granite Property Fund (3%)
- Clarion Lion Properties Fund (14%)
- Cornerstone Patriot Fund (1%)
- RREEF America REIT II (22%)
- Clarion Lion Industrial Trust (4%)
- Invesco Global Real Estate Income Fund (7%)

This is an actively managed portfolio, and is subject to change at any time. The referenced allocations should not be considered investment advice.

Summary of Funds

BLACKROCK

The Blackrock Granite Property Fund is a core private REIT, targeting Class A properties in primary markets seeking to enhance returns with tactical value-add investments.

Sentinel

The Sentinel Real Estate Fund is a core private REIT targeting the multifamily sector with Class A and B properties and the use of leverage up to 40%.

CLARION PARTNERS

The Clarion Lion Properties Fund is a core private REIT targeting Class A properties in primary markets seeking to enhance returns through select value-add investments.

STOCKBRIDGE CAPITAL GROUP, LLC

The Stockbridge Smart Markets Fund is a core private REIT targeting class A properties in "Smart Markets' characterized by educated, stable, and fast-growing employment bases.

RREEF

The RREEF America II REIT is a core private REIT targeting Class A properties in primary markets, but may also invest in development and redevelopment properties.

Principal

The Principal Enhanced Property Fund is a core plus private REIT targeting all property types including some development exposure with the use of leverage up to 50%.

CORNERSTONE

The Cornerstone Patriot Fund is a core private REIT targeting Class A properties in primary markets, but may also invest in value-add properties.

CLARION PARTNERS

The Clarion Lion Industrial Trust is a core plus private REIT investing in stabilized, high quality industrial (warehouse/ distribution) properties with 5%-15% targeted for industrial development.

Invesco (PUBLIC)

The Invesco Global Real Estate Income Fund is a public, open-end mutual fund investing in domestic and international REIT common stocks, REIT preferred stock, and mortgage-backed securities.

FORWARDFUNDS (PUBLIC)

The Forward Select Income Fund is a public, open-end mutual fund investing in high-yielding REIT common stocks and preferred/senior REIT securities.

PAGE 5

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

Sample of Current Co-Investors includes: Coca Cola Company Pension, Ford Pension Fund, New York State Teachers' Retirement System, Bank of America Pension Fund, Cigna Pension Fund, AllState Investment Management, ConAgra Foods Pension Plan, General Electric Pension Fund,Illinois Municipal Retirement Fund, Nestle USA Pension Plan, State Universities Retirement System of Illinois, Wells Fargo & Company Pension Plan, US Army NAF Retirement Plan, Blue Cross & Blue Shield Association, Liberty Mutual Insurance, California State Teachers Retirement System, Virginia Retirement System, Girl Scouts of the USA, Daimler Trucks North America Pension Plan, Texas Municipal Retirement System, **and You**.

FUND DIVERSITY

+ Strategic Allocation

TI+ seeks access to a diversified holding of large, private, 'best-in-class' real estate securities typically available only to institutions (but without the large minimum investment and long holding period normally required). TI+ seeks to invest within two, primary categories:

+ **Private Equity Real Estate Securities**, which acquire and receive rental income from the direct ownership of real estate, including but not limited to, retail, office, multifamily, hospitality, industrial, residential, medical and self-storage properties. These private investments have been traditionally unavailable to individual investors.

+ **Publicly Traded Real Estate Securities**, which invest in the debt and equity issued by real estate investment trusts (REITS) and other similar structures.

WEST
40%
MIDWEST
9%
EAST
28%
SOUTH
23%

Portfolio Allocation

TI+ portfolio allocation of private and public real estate securities.

20%
PUBLIC
80%
PRIVATE

The chart represents the expected allocation between Public and Private investments, however this is shown for illustrative purposes only and may not reflect the Fund's actual allocation.

Diversified by Geography

Investments in top tier markets across the nation reduce reliance on any one city or state and provide the ability to benefit from well-performing submarkets in multiple regions.

The regions and allocations presented at left represent the Funds' institutional fund investments as of the date herein, but is subject to change at any time.

PAGE 6

FUND DIVERSITY

2013 ANNUAL REPORT | **TOTAL INCOME+ REAL ESTATE FUND**

TI+

Diversified by Sector

Different property sectors have different demand drivers and cycles. Historically, diversification has helped limit the downside of any one sector while making it possible to capture growth cycles in other sectors.

OTHER
Hamilton Crown Plaza Hotel
Washington, D.C.
Cornerstone Patriot Fund
INDUSTRIAL
Volkswagen Distribution Center
Cranbury, NJ
RREEF America REIT II
MULTIFAMILY
Lakes at Pembroke | Ft. Lauderdale, FL
Stockbridge Smart Markets Fund
2%
21%
43%
11%
23%
RETAIL
Southgate Market | Chicago, IL
Blackrock Granite Fund
OFFICE
Arboretum Gateway | Santa Monica, CA
Clarion Lion Properties Fund

The sector diversification presented above represents examples of how the Funds' institutional fund investments are allocated as of the date herein, but is subject to change at any time.

HIGHLIGHTED ASSETS

Blackrock Granite Fund
1899 L Street | Washington, D.C.
Sector: Office | Value: $60 million

Clarion Industrial Trust
Cal Palms Business Center | Los Angeles, CA
Sector: Industrial

Stockbridge Smart Markets Fund
Southeast Apartment Portfolio
Sector: Apartments | Value: $104 million

Clarion Lion Properties Fund
600 N. Michigan Ave | Chicago, IL
Sector: Retail | Value: $195 million

Cornerstone Patriot Fund
Spear Street Terrace | San Francisco, CA
Sector: Office | Value: $120 million

Sentinel Real Estate Fund
Island Park | Memphis, TN
Sector: Apartments | Value: $31 million

RREEF America REIT II
Volkswagen Distribution Center | Cranbury, NJ
Sector: Industrial

ROLF'S

Principal Enhanced Property Fund
Shops at Gainey Village | Scottsdale, AZ
Sector: Retail | Value: $49 million

The properties pictured are currently owned by the underlying third-party private equity real estate securities described herein. Each of these funds has been selected as an investment for the TI+ Fund's portfolio. Active Portfolio; subject to change.

BLUEROCK™

WWW.**BLUEROCKFUNDS**.COM | 888.459.1059

Smart Investment Solutions

2903-NLD-11/19/2013

Total Income+ Real Estate Fund

Performance of a $10,000 Investment (Unaudited)

Since Inception through September 30, 2013*

The Fund’s performance figures for the period ended September 30, 2013, compared to its benchmarks:

Since Inception*
Total Income+ Real Estate Fund:
Without Load	11.50%
With Load +	5.07%
NCREIF FI-ODCE	10.44%
NCREIF NPI	8.25%

________________

* The Fund commenced operations October 22, 2012.

+ Adjusted for initial maximum sales charge of 5.75%.

The NCREIF Fund Index -Open End Diversified Core Equity (“NCREIF FI-ODCE”) is an index of investment returns reporting on both a historical and current basis the results of 30 open-end commingled funds pursuing a core investment strategy. The NCREIF FI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.  The NCREIF FI-ODCE Index is calculated on a calendar quarter basis. Investors cannot invest directly in an index or benchmark.  Performance above is since January 1, 2013.

The NCREIF Property Index (“NPI”) is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment. Investors cannot invest directly in an index or benchmark. Performance above is since January 1, 2013.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including underlying funds, are 3.77% per the October 2012, prospectus. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares.

Portfolio Composition as of September 30, 2013 (Unaudited)

Percent of Net Assets
Mutual Funds	15.70%
Exchange Traded Fund	2.54%
Real Estate Investment Trusts	64.95%
Short-Term Investment	16.06%
Total Investments	99.25%
Other Assets Less Liabilities	0.75%
Total Net Assets	100.00%

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013
Shares	Security	Value

	MUTUAL FUNDS - 15.70%
	DEBT FUND - 9.19%
144,232	Forward Select Income Fund	$ 3,503,401

	EQUITY FUND - 6.51%
281,898	Invesco Global Real Estate Income Fund Class Y	2,483,520

	TOTAL MUTUAL FUNDS	5,986,921
	(Cost - $5,956,350)

	EXCHANGE TRADED FUND - 2.54%
	EQUITY FUND - 2.54%
15,170	iShares US Real Estate ETF	967,239
	TOTAL EXCHANGE TRADED FUND
	(Cost - $993,311)

	REAL ESTATE INVESTMENT TRUSTS - 64.95%
	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 58.59%
16	BlackRock Granite Property Fund	1,183,410
5,055	Clarion Lion Properties Fund	5,295,514
1,116	Clarion Lion Industrial Trust	1,208,120
4,068	Cornerstone Patriot Fund LP	412,097
59,274	RREEF America REIT II, Inc	5,403,998
104	Sentinel Real Estate Fund	7,202,063
1,400	Stockbridge Smart Markets Fund	1,629,079
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	22,334,281

	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 6.36%
13,206	BehringerHarvard Multifamily REIT I, Inc. #	124,269
68,364	CNL Lifestyle Properties #	505,209
2,651	Columbia Property Trust, Inc. #	73,427
61,761	Dividend Capital Diversified Property Fund Class E	424,300
27,152	Hines Real Estate Investment Trust #	171,059
139,980	Inland American Real Estate Trust #	974,259
13,546	Landmark Apartment Trust of America #	101,050
534	Resource Real Estate Opportunity REIT #	5,037
15,000	TIER REIT, Inc. #	45,300
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS	2,423,910

	TOTAL REAL ESTATE INVESTMENT TRUSTS	24,758,191
	(Cost - $23,172,609)

	SHORT-TERM INVESTMENT - 16.06%
	MONEY MARKET FUND - 16.06%
6,123,118	Dreyfus Cash Management - Institutional Class, 0.04% +	6,123,118
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $6,123,118)
The accompanying notes are an integral part of these financial statements.
Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013
Shares	Security	Value

	TOTAL INVESTMENTS - 99.25%
	(Cost - $36,245,388) (a)	$ 37,835,469
	OTHER ASSETS LESS LIABILITIES - 0.75%	286,063
	NET ASSETS - 100.00%	$ 38,121,532

# Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $1,999,610 or 5.25% of net assets.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $36,102,625 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,811,924
	Unrealized depreciation:	(79,080)
	Net unrealized appreciation:	$ 1,732,844

The accompanying notes are an integral part of these financial statements.

Additional Information on Investments in Private Real Estate Investment Trusts (1)

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2013
1,183,410	Blackrock Granite Property Fund	Quarterly	60	$0
5,295,514	Clarion Lion Properties Fund	Quarterly	90	$0
1,208,120	Clarion Lion Industrial Trust	Quarterly	90	$220,000
412,097	Cornerstone Patriot Fund LP	Quarterly	30	$0
5,403,998	RREEF America REIT II, Inc	Quarterly	45	$3,000,000
7,202,063	Sentinel Real Estate Fund	Quarterly	810 in writing	$0
1,629,079	Stockbridge Smart Markets Fund	Quarterly	45	$0

(1) This class includes investments in Private Real Estate Investment Trusts. The fair values of the investments in this class have been estimated using the net asset value per share of the investments.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

Assets:
Investments in Securities at Value (identified cost $36,245,388)	$ 37,835,469
Dividends and Interest Receivable	168,373
Receivable for Fund Shares Sold	120,429
Due from Investment Advisor	21,014
Prepaid Expenses and Other Assets	32,783
Total Assets	38,178,068

Liabilities:
Shareholder Servicing Fees Payable	7,628
Payable to Other Affiliates	7,600
Other Accrued Expenses	41,308
Total Liabilities	56,536

Net Assets (20,000,000 shares of beneficial interest of no par value
authorized; 1,387,914 shares of beneficial interest outstanding)	$ 38,121,532

Net Asset Value and Redemption Price Per Share *
($38,121,532/1,387,914 shares of beneficial interest outstanding)	$ 27.47
Maximum Offering Price Per Share - 5.75%
($27.47/0.9425)	$ 29.15

Composition of Net Assets:
At September 30, 2013, Net Assets Consisted of:
Paid-in-Capital	$ 36,388,688
Undistributed Net Investment Income	160,419
Accumulated Net Realized Loss on Investments	(17,656)
Net Unrealized Appreciation on Investments	1,590,081
Net Assets	$ 38,121,532

* The Fund charges a 2.00% fee on shares redeemed less than 365 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2013*

Investment Income:
Dividend Income	$ 350,648
Interest Income	1,468
Total Investment Income	352,116

Expenses:
Investment Advisory Fees	197,738
Offering Costs	109,786
Legal Fees	94,549
Administration Fees	52,795
Transfer Agent Fees	35,648
Shareholder Servicing Fees	32,956
Chief Compliance Officer Fees	32,500
Trustees' Fees	30,071
Insurance Expense	23,637
Printing Expense	22,697
Fund Accounting Fees	22,394
Audit Fees	22,000
Registration & Filing Fees	7,126
Custody Fees	5,970
Miscellaneous Expenses	3,018
Non 12b-1 Shareholder Servicing Fees	1,661
Interest Expense	901
Total Expenses	695,447
Less: Fees Waived/Reimbursed by Advisor	(694,546)
Net Expenses	901

Net Investment Income	351,215

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	62,739
Net Change in Unrealized Appreciation on Investments	1,590,081
Net Realized and Unrealized Gain on Investments	1,652,820

Net Increase in Net Assets Resulting From Operations	$ 2,004,035

* The Fund commenced operations October 22, 2012.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
September 30, 2013*

Operations:
Net Investment Income	$ 351,215
Net Realized Gain on Investments	62,739
Net Change in Unrealized Appreciation on Investments	1,590,081
Net Increase in Net Assets Resulting From Operations	2,004,035

Distributions to Shareholders From:
Net Investment Income ($0.40 per share)	(271,191)
Return of Capital ($0.20 per share)	(271,190)
Total Distributions to Shareholders	(542,381)

From Shares of Beneficial Interest:
Proceeds from Shares Issued (1,370,764 shares)	36,206,787
Distributions Reinvested (14,748 shares)	395,458
Cost of Shares Redeemed (1,598 shares)	(43,230)
Redemption Fees	863
Net Increase in Net Assets From Shares of Beneficial Interest	36,559,878

Total Increase in Net Assets	38,021,532

Net Assets:
Beginning of Period	100,000
End of Period	$ 38,121,532

Undistributed Net Investment Income	$ 160,419
_______
*The Fund commenced operations October 22, 2012.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF CASH FLOWS
For the Period ended September 30, 2013*

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,004,035
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(34,895,745)
Proceeds from sales	4,630,605
Return of Capital distributions from investments	182,695
Net purchase of short-term investmets	(6,123,118)
Net realized gain from investments	(39,825)
Net unrealized appreciation from investments	(1,590,081)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due From Investment Advisor	(21,014)
Dividends and Interest Receivable	(168,373)
Prepaid Expenses and Other Assets	(32,783)
Increase/(Decrease) in liabilities:
Payable to Other Affiliates	7,600
Accrued Shareholder Servicing Fee	7,628
Other Accrued Expenses and Other Liabilities	41,308
Net cash used in operating activities	(35,997,068)

Cash flows from financing activities:
Proceeds from shares sold	36,086,358
Payment on shares redeemed	(42,367)
Cash distributions paid	(146,923)
Net cash provided by financing activities	35,897,068

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	-

Supplemental disclosure of non-cash activity:
Noncash financing activities not included herein consists of
reinvestment of dividends	$ 395,458

* The Fund commenced operations on October 22, 2012.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period*
	Ended
	September 30, 2013

Net Asset Value, Beginning of Period	$ 25.00
Increase From Operations:
Net investment income (a)	0.67
Net gain from investments
(both realized and unrealized)	2.40
Total from operations	3.07

Less Distributions:
From net investment income	(0.40)
From paid in capital	(0.20)
Total Distributions	(0.60)

Paid in capital from redemption fees (a)	0.00	(i)

Net Asset Value, End of Period	$ 27.47

Total Return (b)(e)(h)	12.36%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 38,122
Ratio to average net assets:
Expenses, Gross (c)(d)(f)	4.96%
Expenses, Net of Reimbursement (d)(f)	0.01%
Net investment income, Net of Reimbursement (d)(f)(g)	2.66%
Portfolio turnover rate (e)	35%

__________
*The Fund commenced operations October 22, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c) Represents the ratio of expenses to average net assest absent fee waivers and/or expense reimbursements by the Advisor.
(d) Annualized.
(e) Not annualized.
(f) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(g) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h) Includes adjustments in accordance with accounting principles generally accepted in the United States and, cosequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i) Less then $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

Total Income+ Real Estate Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets in “real estate industry securities,” primarily in income producing equity and debt securities.  The Fund shares are offered subject to a maximum sales charge of 5.75% of the offering price.  The Advisor purchased the initial 4,000 shares for cash at $25.00 per share for a total cost of $100,000 on August 16, 2012. The Fund commenced operations on October 22, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open‐ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private REITS – The Fund invests a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Fund has

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. As of September 30, 2013, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

Valuation of Public Non-Traded REITs – The Fund may invest a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potentially illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Mututal Funds	$ 5,986,921	$ -	$ -	$ 5,986,921
Exchange Traded Fund	967,239	-	-	967,239
Private Real Estate Investment Trusts	-	15,132,218	7,202,063	22,334,281
Public Non-Traded Real Estate Investment Trusts	-	424,300	1,999,610	2,423,910
Short-Term Investment	6,123,118	-	-	6,123,118
Total	$ 13,077,278	$ 15,556,518	$ 9,201,673	$ 37,835,469

 *Refer to the Portfolio of Investments for industry classifications.

 There were no transfers into or out of Level 1, Level 2, or Level 3 during the current period presented.

 It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Real Estate Investment Trusts
Beginning Balance	$ -
Total realized gain (loss)	-
Appreciation (Depreciation)	609,982
Cost of Purchases	8,673,070
Proceeds from Sales/ Return of Capital	(81,379)
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$ 9,201,673

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2013, are as follows:

	Fair Value at	Valuation
	9/30/2013	Technique	Unobservable Input	Range (Weighted Average)

Private Real Estate Investment Trusts	$ 7,202,063	Unadjusted NAV as Practical Expedient; not redeemable within 27 months	N/A	N/A

Public Non-Traded Real Estate Investment Trusts	$ 1,999,610	Transaction Data	Dividend Reinvestment Plan Prices	$6.75 - $9.53
			Redemption Prices	$5.75 - $8.97
			Secondary Market Prices	$2.20 - $8.05
			Weighting of Transaction Prices by Volume (b)	1x - 9x
			Discount for Lack of Liquidity (a)	0%-30% (30%)

(a) Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participant would use such multiples when pricing the investments.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Offering Costs – Offering costs incurred by the Fund of $109,786 were treated as deferred charges until operations commenced and are being amortized over a 12 month period using the straight line method. Unamortized amounts are included in prepaid expense and other assets in the statement of assets and liabilities

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Bluerock Fund Advisor, LLC (the “Advisor”).  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the period ended September 30, 2013, the Advisor earned advisory fees of $197,738.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses) at least until January 31, 2014, so that the total annual operating expenses of the Fund do not exceed 2.50% of the Fund’s average daily net assets.  Additionally, the Advisor has voluntarily agreed to further limit the annual operating expenses to 0.00% of the Fund’s average daily net assets.  Such voluntary waiver may be terminated at any time by the Advisor.  Fee waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended September 30, 2013, the Advisor waived and reimbursed fees of $694,546, all of which are subject to recapture until September 30, 2016.

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and Mercer Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the sub-advisory agreements, The Advisor compensated the Sub-Advisor based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the period ended September 30, 2013, the Fund incurred shareholder servicing fees of $32,956.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended September 30, 2013, the Distributor received $696,491 in underwriting commissions for sales of the Fund’s shares, of which $98,299 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2013 amounted to $34,895,745 and $4,630,605, respectively.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal period was as follows:

Fiscal Period Ended
September 30, 2013
Ordinary Income	$ 249,285
Long-Term Capital Gain	21,906
Return of Capital	271,190
$ 542,381

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Unrealized	Total
Appreciation/	Accumulated
(Depreciation)	Earnings/(Deficits)
$ 1,732,844	$ 1,732,844

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and  adjustments for partnerships.

Permanent book and tax differences primarily attributable to the reclassification of fund distributions resulted in reclassification for the fiscal year ended September 30, 2013 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gain (Loss)
$ 80,395	$ (80,395)

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund.  For the period ended September 30, 2013, the Fund received $863 in redemption fees.

7.

LINE OF CREDIT

The Fund had a line of credit with a variable limit based on how many securities are pledged as collateral.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings are secured by the Fund’s investments. Interest will be accrued at the 3 Month LIBOR rate plus 94.5 bps to be paid monthly. The credit facility is with BNP Paribas. During the period ended September 30, 2013, the Fund borrowed $2,500,000 and paid $901 in interest on the line of credit. Average borrowings and the average interest rate during the period ended September 30, 2013 were $2,409,091 and 1.24%, respectively. The largest outstanding borrowing during the period ended September 30, 2013 was $2,500,000. As of September 30, 2013, the Fund had no outstanding borrowings.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASU’s require an

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Total Income + Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Total Income + Real Estate Fund (the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period October 22, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and other appropriate parties.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As explained in the notes, the financial statements include securities valued at $1,999,610 (5.25% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values.  These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Income + Real Estate Fund as of September 30, 2013 and the results of its operations and its cash flows, the changes in its net assets and its financial highlights for the period October 22, 2012 to September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2013

Total Income+ Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Bobby Majumder, 45	Trustee Since 2012	Partner, K&L Gates LLP (2005 – Present); Partner, Perkins Coie LLP (2013 - Present)	1	Bluerock Enhanced Multifamily Trust, Inc. (2009 – Present)
Kevyn DeMartino, 48	Trustee Since 2012	Partner, TCP Group, LLC (2006 – Present)	1

Coordinated Home Health (2007 – Present); Sante Pediatrics (2009 – 2012) Alta HomeCare Inc. (2010 – Present); StoneGate HomeCare (2010 – Present); Apollo Brands (2011 – Present); SuccessEd Software (2011 – Present); LaTex Pump (2012 – Present); TalkWith LLC (2010 - Present);  MonsterMoto (2013 - Present)

Romano Tio, 53	Trustee Since 2012	Managing Director, Carlton Group Ltd. (2003-2007); Managing Director, HCP Real Estate Investors LLC (2008 – 2009); Co-Founder and Managing Director, RM Capital Management LLC (2009 – Present)	1	None.

Total Income+ Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2013

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar; 49	Trustee	Chairman, Bluerock Real Estate, LLC (2002 – Present)	1	Bluerock Enhanced Multifamily Trust (2008 – Present)
James Babb; 48	Trustee	Senior Managing Director, Bluerock Real Estate, LLC (2007 – Present)	1	Bluerock Enhanced Multifamily Trust, Inc. (2009 – Present)
Jordan Ruddy; 50	President	President / COO, Bluerock Real Estate, LLC (2002 - Present)	n/a	n/a
Jerry Novack, 56	Treasurer	Chief Financial Officer, Bluerock Real Estate, LLC (2002 – Present)	n/a	n/a
Michael Konig, 53	Secretary	Attorney / General Counsel, Bluerock Real Estate, LLC ((2005 – Present)	n/a	n/a
Kevin D. Boyle; 69	Chief Compliance Officer	Chief Compliance Officer of Bluerock Capital Markets, LLC (2011 – Present); President, Halcyon Capital Markets, LLC (2005-2011); President / Director, Merrimac Corporate Finance, Inc. (1990 - Present)	n/a	n/a

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Total Income+ Real Estate Fund.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-459-1059.

Total Income+ Real Estate Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During the Period (4/1/13 to 3/31/13)
Actual	$1,000.00	$1,080.40	$0.04
Hypothetical (5% return before expenses)	$1,000.00	$1,025.03	$0.04

Expenses Paid During the Period are equal to Fund’s annualized expense ratio of 0.01%, multiplied by the number of days in the six month period from April 1, 2013 through September 30, 2013 (183 divided by the number of days in the fiscal year (365)).

Total Income+ Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

Approval of Investment Advisory Agreement*

At a meeting held on July 26, 2012, the Board of Trustees (the “Board”) of The Total Income+ Real Estate Fund (the “Trust” or the “Fund”) including a majority of the Trustees who are not interested persons of the Trust, approved the Advisory Agreement between Bluerock Fund Advisor, LLC (the “Adviser”) and the Trust on behalf of the Fund.  In its consideration of the Agreement, the Board, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.   Trust counsel explained that the Adviser had previously provided the Trustees with materials related to its proposed Management Agreement with the Trust, including information on the firm’s investment performance with its existing clients.  The Board reviewed and considered the history of the Adviser and its personnel, noting that the Adviser was newly formed for the sole purpose of advising the Trust.  The Board reviewed the background and experience of those employees of the Adviser that will have responsibilities with respect to the provision of services to the Trust. The Board then reviewed materials provided by the Adviser related to the proposed Management Agreement with the Trust, including the Adviser’s Form ADV. The Board considered that the Adviser has established an Investment Committee responsible for setting overall investment policies and strategies of the Adviser; approving issuers being considered for investment by the Trust; establishing allocation targets for the investment portfolio of the Trust; and overseeing the Sub-Adviser’s performance and compliance programs. The Board then considered certain legal and regulatory matters in which the Adviser and/or the Adviser’s affiliates are involved and the effect of such litigation and settlement on the operations of the Adviser.

The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust were satisfactory and reliable.

            Performance.   The Trustees considered that the Adviser is newly formed and did not have a record of prior performance to submit to the Trustees. The Board considered that the Adviser will manage and provide oversight of the Trust’s Sub-Adviser, which will provide the majority of the day-to-day investment research and portfolio recommendations to the Trust, subject to the Adviser’s oversight. The Board concluded that the Adviser personnel have the necessary skills to work with the Sub-Adviser to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.    As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Trust’s advisory and overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Board noted that the Adviser proposes to charge a 1.50% annual advisory fee based on the average net assets of the Trust, which was higher than the peer group average advisory fee of 1.18%. The Trustees further noted that the Adviser has agreed to enter into an expense limitation agreement with the Trust to limit the expense ratio for the Trust for a one-year period beginning with the Trust’s commencement of operations to 2.60% of the Trust’s average daily net assets, which was identical to the average net expense ratio of the peer group. The Board concluded that based on the Adviser’s expertise, and the services to be provided to the Trust, the fees to be charged by the Adviser were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Trust based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Trust, the anticipated profits from the Adviser’s relationship with the Trust were not excessive.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Trust and whether shareholders would benefit from those economies of scale. After discussion, it was the consensus of the Board that, based on the anticipated size of the Trust for the initial two years that the Management Agreement is in effect, economies of scale would likely not be realized by the Adviser.  They acknowledged that this was an area they could reevaluate in the future.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the

Total Income+ Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2013

best interests of the Trust and its future shareholders.  In considering the Management Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.  After further discussion, upon a motion duly made and seconded, the following resolutions were unanimously adopted.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Total Income+ Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

Approval of Sub-Advisory Agreement*

At a meeting held on July 26, 2012, the Board of Trustees (the “Board”) of The Total Income+ Real Estate Fund (the “Trust” or the “Fund”) including a majority of the Trustees who are not interested persons of the Trust, approved the Sub-Advisory Agreement between Mercer Investment Management, Inc. (the “Adviser”) and the Trust on behalf of the Fund.  In its consideration of the Agreement, the Board, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.   The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-Advisory Agreement with BFM, including a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Trust, including the team of individuals that primarily monitor and execute the investment process. In reaching their conclusions, the Trustees considered the size and breadth of experience of the Sub-Adviser, noting that the Sub-Adviser is a global provider of advisory services with over $13.5 billion in assets under management as of June 30, 2012. The Trustee’s considered the sub-advisory services to be rendered by the Sub-Adviser to the Trust, including construction of a recommended portfolio for the Trust and conducting research on real estate investment managers and the investment products they manage. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement, they expected, based on the caliber of the company, and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to the Trust would be more than satisfactory.

Performance.  The Trustees considered that the Sub-Adviser would be constructing a portfolio for the Trust based on its experience evaluating fund managers.  However, the Trustees reviewed and considered performance of other mutual funds managed by the Sub-Adviser as well as other factors relating to the Sub-Adviser’s track record.  The Trustees reviewed the performance of the Sub-Adviser’s other mutual funds, and noted that each fund’s performance was generally in line its respective benchmark over various time periods and deemed acceptable.  The Board concluded that the Sub-Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  The Board then discussed the proposed fees to be paid to the Sub-Adviser and concluded that the sub-advisory fees were acceptable in light of the quality of the services the Trust expected to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Trust, based on the materials provided to the Board, and whether the amount of profit is a fair profit for providing sub-advisory services to the Trust. The Trustees noted that as the Sub-Adviser does not yet manage assets for the Trust and the Sub-Advisory fee is variable based on the assets of the Trust, the Sub-Adviser could not estimate its anticipated profit The Trustees concluded that because of the Trust’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profit from its relationship with the Trust would not be excessive.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Trust and whether shareholders would benefit from those economies of scale. After discussion, it was the consensus of the Board that, based on the anticipated size of the Trust for the initial two years of the Sub-Advisory Agreement, economies of scale would likely not be realized by the Sub-Adviser.  They acknowledged that this was an area they could reevaluate in the future.

 Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Trust and its future shareholders.  In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important.  After further discussion, upon a motion duly made and seconded, the following preambles and resolutions were unanimously approved.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

NOTICE OF PRIVACY POLICY & PRACTICES

PRIVACY NOTICE Rev: July 2012
FACTS		WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Total Income+ Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-888-459-1059

Who we are
Who is providing this notice?	Total Income+ Real Estate Fund
What we do
How does Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Total Income+ Real Estate Fund does not jointly market.

Investment Adviser

Bluerock Fund Advisor, LLC

70 East 55th Street

New York, NY 10022

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-459-1059 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-459-1059.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Kevyn DeMartino is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. DeMartino is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $17,000

(b)

Audit-Related Fees

2013 - $0

(c)

Tax Fees

2013 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Exhibit A for the Adviser’s proxy voting policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Effective as of October 31, 2013, the Fund’s Co-Portfolio Managers oversee the day to day investment operations of the Fund.

Jordan B. Ruddy -- Mr. Ruddy has served as a member of the Investment Committee and as Chief Operating Officer of the Advisor since the inception of the Advisor in 2012.  Mr. Ruddy brings over 25 years of institutional real estate investment experience working with some of leading public and private firms in the industry.  Mr. Ruddy also serves as the President and Chief Operating Officer of the Advisor’s affiliate, Bluerock Real Estate, L.L.C., which he joined in 2002. Previously, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide.  Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Adam Lotterman -- Mr. Lotterman is a co-founder of the Advisor, and has served as Associate Portfolio Manager for the Fund, and as Associate Economist of the Advisor and a key member of its investment decision making team since inception in 2012.  From 2010 to 2012, Mr. Lotterman was an Adjunct Professor at Nova Southeastern University, where he taught Real Estate Market Analysis in the Masters of Real Estate Development program.  From 2011 to 2012, Mr. Lotterman was Vice President, New Business Development for Forman Capital LLC, a private commercial real estate firm.  From 2010 to 2011, Mr. Lotterman worked with Bayview Asset Management where he led a team responsible for the valuation and acquisition of loan portfolios ranging in size from $100 million to $40 billion, as well as analysis and formulation of workout strategies on complex non-performing loans. Previously, Mr. Lotterman served as the Senior Analyst for Goodkin Consulting, where he developed extensive experience in real estate consulting, research and analysis on a national level, and with MMC Research, where he produced quarterly economic briefs, leading indicator analyses, demand analyses for acquisitions, market and sub-market analyses.  Mr. Lotterman received an M.S. in International Real Estate in 2006 from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry in 1997 from the University of Florida.

Effective as of December 4, 2013, the Fund’s Co-Portfolio Managers are supported by an Assistant Portfolio Manager, Steven P. Siptrott.

Steven P. Siptrott -  Mr. Siptrott has served as a Vice President of the Advisor’s affiliate, Bluerock Real Estate, L.L.C. since 2012.  Previously, Mr. Siptrott was an Associate for Arsenal Real Estate Partners, a real estate investment management firm serving a variety of institutional clients that include pension plans, foundations, endowments from August 2011 to October 2012, and an Associate with The Townsend Group, one of the world’s largest institutional investment consultants dedicated to the real estate sector, providing investment services to many of the world’s largest and most sophisticated pension funds, endowments and Taft-Hartley plans from May 2010 to August 2011.  Mr. Siptrott began his career as an Analyst with LaSalle Investment Management, the private equity investment arm of Jones Lang LaSalle, in 2007, where he was responsible for the asset management and portfolio management of a $5+ billion separate account.  Mr. Siptrott received a B.A. in Economics in 2007 from the University of Chicago.

As of November 30, 2013, the Co-Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Lotterman

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Co-Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts.  The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As of November 30, 2013 the Co-Portfolio Managers owned no Fund shares.

Mr. Ruddy does not receive compensation from the Advisor, but is compensated for his duties with an affiliate of the Advisor.  Mr. Lotterman receives from the Advisor a salary and discretionary bonus and a share of the profits, if any, through his ownership share in the Advisor.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Income+ Real Estate Fund

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, President

Date

12/9/13

By (Signature and Title)

/s/ Jerry Novack

Jerry Novack, Treasurer

Date

12/9/13

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Policy:  The Advisor will vote proxies vote proxies on behalf of its individual clients.  The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

•

WHEN THE FUND EXERCISES VOTING RIGHTS, BY PROXY OR OTHERWISE, WITH RESPECT TO ANY INVESTMENT COMPANY OWNED BY THE FUND, THE FUND WILL EITHER:

O

SEEK INSTRUCTION FROM THE FUND’S SHAREHOLDERS WITH REGARD TO THE VOTING OF ALL PROXIES AND VOTE IN ACCORDANCE WITH SUCH INSTRUCTIONS, OR

O

VOTE THE SHARES HELD BY THE FUND IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER HOLDERS OF SUCH SECURITY.

In order to fulfill its responsibilities under the Advisers Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.

All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.

The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)

The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the   general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2

If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

See Attached

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Advisor’s Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Advisor casts;

4.

A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.